Exhibit 99.1 U.S. CONCRETE ANNOUNCES FIRST QUARTER 2020 RESULTS EULESS, TEXAS – May 5, 2020 – U.S. Concrete, Inc. (NASDAQ: USCR), a leading producer of construction materials in select major markets across the United States, today reported results for the quarter ended March 31, 2020. FIRST QUARTER 2020 RESULTS COMPARED TO FIRST QUARTER 2019(1) • Consolidated revenue increased 0.4% to $334.4 million • Ready-mixed concrete revenue increased 0.6% to $292.2 million • Aggregate products revenue increased 1.6% to $43.6 million • Aggregate products sales volume increased 5.4% to 2.6 million tons • Net loss was $2.8 million compared to $2.6 million • Total Adjusted EBITDA(2) was $34.2 million compared to $34.5 million • Net cash provided by operating activities more than doubled to $44.0 million • Adjusted Free Cash Flow(2) more than doubled to $36.9 million • Available liquidity of $152.6 million as of March 31, 2020, which does not include the additional $180 million of available liquidity from the delayed draw term loan credit facility entered into on April 17, 2020 (1) Certain computations within this press release may reflect rounding adjustments. (2) Total Adjusted EBITDA, Adjusted Free Cash Flow and related margins are non-GAAP financial measures. Please refer to the reconciliations and other information at the end of this press release. Ronnie Pruitt, President and Chief Executive Officer of U.S. Concrete, Inc. highlighted, “We are very pleased with our financial results for the first quarter, which we accomplished in spite of significant rainfall in Texas and the initial impacts of COVID-19. Since early March, we have been focused non-stop on increased efforts to evaluate all areas of our business, both financially and operationally, to further drive process improvements and maximize financial flexibility. Our operations have been generally deemed to be essential, and we remain operational in each of our regions.” Mr. Pruitt continued, “Our Coram Materials acquisition in February enhanced our vertical integrated position in the New York market. While our production volumes at Coram have decreased due to the COVID-19 related slowdown in New York City, we are starting to experience improved production volumes in recent days. We are pleased with the business and our ability to integrate their operations, which generated $1.7 million of Adjusted EBITDA during the quarter post-acquisition. 1

“We ended the quarter with $153 million in cash and available borrowing capacity under our asset-based credit facility. Having financial security to proactively manage our business while we navigate through these unprecedented times is critical. U.S. Concrete has a strong liquidity position with no near-term debt maturities and was enhanced by the recent addition of our new $180 million delayed draw term loan entered into in April." Mr. Pruitt concluded, “Due to the uncertainty surrounding the underlying impact of the operating restrictions resulting from the COVID-19 pandemic, we have elected to withdraw our previously communicated 2020 financial guidance. Even though certain of our projects in New York and San Francisco have been delayed due to the definition of ‘essential construction work’ in those local markets, the majority of our markets continue to see solid demand. We have taken swift action throughout the business to realign our cost structure with our operating volumes and will continue to reassess our costs in light of evolving market conditions. We believe we are well positioned to weather this storm and capitalize on the opportunities that will present themselves as the economy rebounds.” OPERATING RESULTS READY-MIXED CONCRETE SEGMENT Three Months Ended March 31, ($ in millions except selling prices) 2020 2019 Ready-Mixed Concrete Segment: Revenue $ 292.2 $ 290.4 Adjusted EBITDA $ 31.7 $ 34.5 Ready-Mixed Concrete Data: Average selling price ("ASP") per cubic yard(1) $ 144.30 $ 139.60 Sales volume in thousand cubic yards 2,022 2,077 (1) Calculation excludes certain ancillary revenue that is reported within the segment. Driven by both product mix and geographical pricing mix, revenue from the ready-mixed concrete segment increased $1.8 million, or 0.6%, compared to the prior year first quarter, despite a 2.6% decrease in volume. Adjusted EBITDA growth was hindered by lower volumes, higher labor, and fleet repair and maintenance costs. 2

AGGREGATE PRODUCTS SEGMENT Three Months Ended March 31, ($ in millions except selling prices) 2020 2019 Aggregate Products Segment: Sales to external customers $ 31.1 $ 31.8 Intersegment sales 12.5 11.1 Total aggregate products revenue $ 43.6 $ 42.9 Adjusted EBITDA $ 11.3 $ 10.4 Aggregate Products Data: ASP per ton(1) $ 12.23 $ 12.12 Sales volume in thousand tons 2,632 2,498 (1) The calculation of ASP excludes certain other ancillary revenue and certain freight revenue. The Company defines revenue for its aggregate products ASP calculation as amounts billed to external and internal customers for coarse and fine aggregate products, excluding delivery charges. The Company's definition and calculation of ASP may differ from other companies in the construction materials industry. Aggregate products revenue increased $0.7 million in the quarter, compared to the prior year first quarter, resulting from a 5.4% increase in sales volume and a 0.9% increase in average selling price related to the mix of products sold. Aggregate products Adjusted EBITDA of $11.3 million in the 2020 first quarter increased 8.7% from the prior first year quarter, primarily related to improved operating efficiencies, including the impact of our Coram Materials acquisition partially offset by inclement weather in Texas. CONSOLIDATED FIRST QUARTER 2020 RESULTS COMPARED TO FIRST QUARTER 2019 Consolidated revenue increased 0.4% compared to the prior year first quarter. During the first quarter of 2020, operating income was $3.1 million compared to $7.9 million in the first quarter of 2019, with an operating income margin of 0.9% compared to 2.4% in the first quarter of 2019. Selling, general and administrative expenses (“SG&A”) as a percentage of revenue was 10.1% in the 2020 first quarter compared to 9.6% in the prior year first quarter. SG&A increased $1.6 million, or 5.0%, for the quarter ended March 31, 2020, in comparison to the corresponding 2019 quarter, primarily as a result of higher acquisition- related costs and an increase in non-cash stock-based compensation expense, partially offset by the positive impact of certain personnel cost reductions. On a non-GAAP basis, Adjusted SG&A, which excludes non-cash stock compensation, acquisition-related costs and officer transition expenses, was 8.5% in the 2020 first quarter compared to 9.1% in the prior year first quarter, as we benefited from lower personnel costs. Adjusted SG&A as a percentage of revenue is a non-GAAP financial measure. Please refer to the definitions, reconciliations and other information at the end of this press release. 3

BALANCE SHEET AND LIQUIDITY Net cash provided by operating activities in the 2020 first quarter was $44.0 million, compared to $21.9 million in the prior year first quarter. The Company’s Adjusted Free Cash Flow in the 2020 first quarter was $36.9 million, as compared to $15.1 million in the prior year first quarter. Adjusted Free Cash Flow is a non-GAAP financial measure. Please refer to the definitions, reconciliations and other information at the end of this press release. At March 31, 2020, the Company had cash and cash equivalents of $26.4 million and total debt of $789.9 million, resulting in Net Debt of $763.5 million. Net Debt increased by $116.8 million from December 31, 2019, due primarily to the acquisition of Coram Materials in February 2020. The Company had $126.2 million of unused availability under its revolving credit facility at March 31, 2020, resulting in total liquidity of $152.6 million. Net Debt is a non-GAAP financial measure. Please refer to the definitions, reconciliations and other information at the end of this press release. CONFERENCE CALL AND WEBCAST DETAILS U.S. Concrete will host a conference call on Tuesday, May 5, 2020 at 8:30 a.m. Eastern Time (7:30 a.m. Central Time), to review its first quarter 2020 results. To participate in the call, please dial (877) 312-8806 – Conference ID: 2787005 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A live webcast will be available on the Investor Relations section of the Company's website at www.us- concrete.com. Please visit the website at least 15 minutes before the call begins to register, download and install any necessary audio software. A replay of the conference call and archive of the webcast will be available shortly after the call on the Investor Relations section of the Company’s website at www.us-concrete.com. ABOUT U.S. CONCRETE U.S. Concrete, Inc. (NASDAQ: USCR) is a leading supplier of concrete and aggregates for large-scale commercial, residential and infrastructure projects across the country. The Company holds leading market positions in the high-growth metropolitan markets of New York City, Philadelphia, San Francisco, Dallas/Fort Worth and Washington, D.C., and its materials have been used in some of the most complex and highly specialized construction projects of the last decade. U.S. Concrete has continued to grow organically and through a series of strategic acquisitions of independent producers in our target markets. For more information on U.S. Concrete, visit www.us-concrete.com. 4

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Certain statements and information provided in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include, without limitation, statements concerning plans, objectives, goals, projections, outlook, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “intend,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “outlook,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies and anticipated trends in our business. These statements are predictions based on our current expectations and projections about future events which we believe are reasonable. Actual events or results may differ materially. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We believe that these risks and uncertainties include, but are not limited to: general economic and business conditions, which will, among other things, affect demand for new residential and commercial construction; our ability to successfully identify, manage, and integrate acquisitions; the cyclical nature of, and changes in, the real estate and construction markets, including pricing changes by our competitors; governmental requirements and initiatives, including those related to mortgage lending, financing or deductions, funding for public or infrastructure construction, land usage, and environmental, health, and safety matters; disruptions, uncertainties or volatility in the credit markets that may limit our, our suppliers’ and our customers’ access to capital; our ability to successfully implement our operating strategy; weather conditions; our substantial indebtedness and the restrictions imposed on us by the terms of our indebtedness; the effects of currency fluctuations on our results of operations and financial condition; our ability to maintain favorable relationships with third parties who supply us with equipment and essential supplies; our ability to retain key personnel and maintain satisfactory labor relations; and product liability, property damage, results of litigation and other claims and insurance coverage issues. These risks and uncertainties also include the effects of COVID-19; the length and severity of the COVID-19 pandemic; the pace of recovery following the COVID-19 pandemic; our ability to implement cost containment strategies; and the adverse effects of COVID-19 on our business, the economy and the markets we serve. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. All written and oral forward-looking statements made in connection with this press release that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by the “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. We are under no duty to update any of the forward-looking statements after the date of this press release to conform such statements to actual results or to changes in our expectations, except as required by federal securities laws. There can be no assurance that other factors will not affect the accuracy of these forward-looking statements or that our actual results will not differ materially from the results anticipated in such forward- looking statements. Unpredictable or unknown factors we have not discussed in this press release also could have material effects on actual results or matters that are the subject of our forward-looking statements. We undertake no obligation to, and do not intend to, update our description of important factors each time a potential important factor arises. Non-GAAP Financial Measures Included in this press release are certain non-GAAP financial measures that we believe are useful for investors. These non- GAAP financial measures may not be comparable to similarly titled measures other companies report and are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. Reconciliations and definitions of the non-GAAP financial measures used in this press release are included at the end of this press release. Because certain GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP financial measures. (Tables Follow) 5

U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in millions except per share amounts) Three Months Ended March 31, 2020 2019 Revenue $ 334.4 $ 333.1 Cost of goods sold before depreciation, depletion and amortization 273.9 268.4 Selling, general and administrative expenses 33.7 32.1 Depreciation, depletion and amortization 23.4 22.8 Change in value of contingent consideration 0.3 1.0 Loss on sale/disposal of assets, net — 0.9 Operating income 3.1 7.9 Interest expense, net 11.4 11.6 Other income, net (0.6) (0.4) Income (loss) before income taxes (7.7) (3.3) Income tax expense (benefit) (4.9) (0.7) Net income (loss) (2.8) (2.6) Less: Net loss (income) attributable to non-controlling interest (0.3) (0.1) Net income (loss) attributable to U.S. Concrete $ (3.1) $ (2.7) Earnings (loss) per share attributable to U.S. Concrete: Basic $ (0.19) $ (0.16) Diluted $ (0.19) $ (0.16) Weighted average shares outstanding: Basic 16.5 16.3 Diluted 16.5 16.3 6

U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in millions) March 31, 2020 December 31, 2019 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 26.4 $ 40.6 Trade accounts receivable, net 215.2 233.1 Inventories 69.2 59.0 Other receivables, net 13.1 8.4 Prepaid expenses and other 8.7 7.9 Total current assets 332.6 349.0 Property, plant and equipment, net 804.0 673.5 Operating lease assets 71.7 69.8 Goodwill 239.5 239.5 Intangible assets, net 87.1 92.4 Other assets 8.2 9.1 Total assets $ 1,543.1 $ 1,433.3 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 136.2 $ 136.4 Accrued liabilities 71.0 63.5 Current maturities of long-term debt 27.3 32.5 Current operating lease liabilities 13.7 12.9 Total current liabilities 248.2 245.3 Long-term debt, net of current maturities 762.6 654.8 Long-term operating lease liabilities 61.0 59.7 Other long-term obligations and deferred credits 49.5 49.1 Deferred income taxes 55.7 54.8 Total liabilities 1,177.0 1,063.7 Commitments and contingencies Equity: Additional paid-in capital 355.9 348.9 Retained earnings 24.7 31.1 Treasury stock, at cost (37.7) (36.6) Total shareholders' equity 342.9 343.4 Non-controlling interest 23.2 26.2 Total equity 366.1 369.6 Total liabilities and equity $ 1,543.1 $ 1,433.3 7

U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in millions) Three Months Ended March 31, 2020 2019 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ (2.8) $ (2.6) Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, depletion and amortization 23.4 22.8 Amortization of debt issuance costs 0.4 0.4 Change in value of contingent consideration 0.3 1.0 Loss on sale/disposal of assets, net — 0.9 Deferred income taxes 2.2 2.2 Provision for doubtful accounts and customer disputes 0.3 0.4 Stock-based compensation 3.7 1.7 Other, net (0.8) (0.5) Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable 15.1 0.6 Inventories (0.2) 0.7 Prepaid expenses and other current assets (5.2) (3.5) Other assets and liabilities 0.3 (1.0) Accounts payable and accrued liabilities 7.3 (1.2) Net cash provided by operating activities 44.0 21.9 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (7.3) (7.2) Payments for acquisitions, net of cash acquired (140.2) — Proceeds from sale of businesses and property, plant and equipment 0.2 0.4 Net cash used in investing activities (147.3) (6.8) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings 170.2 76.3 Repayments of revolver borrowings (79.9) (74.8) Proceeds from stock option exercises — 0.2 Payments of other long-term obligations (2.9) (3.7) Payments for finance leases, promissory notes and other (8.4) (8.1) Debt issuance costs (1.0) — Shares redeemed for employee income tax obligations (1.1) (1.1) Other proceeds 12.2 — Net cash provided by (used in) financing activities 89.1 (11.2) NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (14.2) 3.9 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 40.6 20.0 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 26.4 $ 23.9 8

NON-GAAP FINANCIAL MEASURES (Unaudited) Total Adjusted EBITDA and Total Adjusted EBITDA Margin Total Adjusted EBITDA and Total Adjusted EBITDA Margin are non-GAAP financial measures. We define Total Adjusted EBITDA as our net income (loss), excluding the impact of income tax expense (benefit), depreciation, depletion and amortization, net interest expense and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to: non-cash stock compensation expense, non-cash change in value of contingent consideration, impairment of assets, acquisition-related costs, officer transition expenses, and purchase accounting adjustments for inventory. Acquisition-related costs consist of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and certain acquired entities' management severance costs. Acquisition- related costs do not include fees or expenses associated with post-closing integration of strategic acquisitions. We define Total Adjusted EBITDA Margin as the amount determined by dividing Total Adjusted EBITDA by total revenue. We have included Total Adjusted EBITDA and Total Adjusted EBITDA Margin herein because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use Total Adjusted EBITDA and Total Adjusted EBITDA Margin to monitor and compare the financial performance of our operations. Total Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of Total Adjusted EBITDA may not be comparable to similarly titled measures other companies report. Total Adjusted EBITDA and Total Adjusted EBITDA Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Total Adjusted EBITDA to the most directly comparable GAAP financial measure, which is net income (loss) (in millions). Three Months Ended March 31, 2020 2019 Total Adjusted EBITDA Reconciliation Net income (loss) $ (2.8) $ (2.6) Add/(subtract): Income tax expense (benefit) (4.9) (0.7) Income (loss) before income taxes (7.7) (3.3) Add: Depreciation, depletion and amortization 23.4 22.8 Add: Interest expense, net 11.4 11.6 Add: Non-cash stock compensation expense 3.7 1.7 Add: Non-cash change in value of contingent consideration 0.3 1.0 Add: Acquisition-related costs 1.3 0.1 Add: Officer transition expenses 0.2 — Add: Loss on mixer truck fire — 0.6 Add: Purchase accounting adjustments for inventory 1.6 — Total Adjusted EBITDA $ 34.2 $ 34.5 Net income (loss) margin (0.8)% (0.8)% Total Adjusted EBITDA Margin 10.2% 10.4% 9

Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit and Adjusted Gross Margin are non-GAAP financial measures. We define Adjusted Gross Profit as our operating income, excluding the impact of depreciation, depletion and amortization ("DD&A"), selling, general and administrative expenses, change in value of contingent consideration, purchase accounting adjustments for inventory and loss (gain) on sale/disposal of assets and business, net. We define Adjusted Gross Margin as the amount determined by dividing Adjusted Gross Profit by total revenue. We have included Adjusted Gross Profit and Adjusted Gross Margin herein because they are widely used by investors for valuing and comparing our financial performance from period to period. We also use Adjusted Gross Profit and Adjusted Gross Margin to monitor and compare the financial performance of our operations. Adjusted Gross Profit and Adjusted Gross Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Adjusted Gross Profit to the most directly comparable GAAP financial measure, which is operating income (in millions). Three Months Ended March 31, 2020 2019 Adjusted Gross Profit Reconciliation Operating income $ 3.1 $ 7.9 Add: Depreciation, depletion and amortization 23.4 22.8 Add: Selling, general and administrative expenses 33.7 32.1 Add: Change in value of contingent consideration 0.3 1.0 Add: Purchase accounting adjustments for inventory 1.6 — Add: Loss on sale/disposal of assets and business, net — 0.9 Adjusted Gross Profit $ 62.1 $ 64.7 Operating income margin 0.9% 2.4% Adjusted Gross Profit Margin 18.6% 19.4% 10

Adjusted SG&A and Adjusted SG&A as a Percentage of Revenue Adjusted selling, general and administrative expenses (“SG&A”) and Adjusted SG&A as a percentage of revenue are non-GAAP financial measures. We define Adjusted SG&A as selling, general and administrative expenses, excluding the impact of non-cash stock compensation expense, acquisition-related costs and officer transition costs. We define Adjusted SG&A as a percentage of revenue as Adjusted SG&A divided by total revenue. We have included Adjusted SG&A and Adjusted SG&A as a percentage of revenue herein because they are used by investors to compare our SG&A leverage with the performance of other building materials companies. We use Adjusted SG&A and Adjusted SG&A as a percentage of revenue to monitor and compare the financial performance of our operations. Adjusted SG&A and Adjusted SG&A as a percentage of revenue are not intended to be used as an alternative to any measure of our performance under GAAP. The following table reconciles Adjusted SG&A to the most directly comparable GAAP financial measure, which is SG&A (in millions). Three Months Ended March 31, 2020 2019 Adjusted SG&A Selling, general and administrative expenses $ 33.7 $ 32.1 Subtract: Non-cash stock compensation expense (3.7) (1.7) Subtract: Acquisition-related costs (1.3) (0.1) Subtract: Officer transition expenses (0.2) — Adjusted SG&A $ 28.5 $ 30.3 SG&A as a percentage of revenue 10.1% 9.6% Adjusted SG&A as a percentage of revenue 8.5% 9.1% 11

Adjusted Net Income (Loss) Attributable to U.S. Concrete and Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share Adjusted Net Income (Loss) Attributable to U.S. Concrete and Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share are non-GAAP financial measures. We define Adjusted Net Income (Loss) Attributable to U.S. Concrete as net income (loss) attributable to U.S. Concrete, net of taxes, income tax expense (benefit) and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to: non-cash stock compensation expense, non- cash change in value of contingent consideration, impairment of assets, acquisition-related costs, officer transition expenses, and purchase accounting adjustments for inventory. We also adjust Adjusted Net Income (Loss) Attributable to U.S. Concrete for a normalized effective income tax rate of 27%. We define Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share as Adjusted Net Income (Loss) Attributable to U.S. Concrete on a diluted per share basis. Acquisition-related costs consist of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and certain acquired entities' management severance costs. Acquisition-related costs do not include fees or expenses associated with post-closing integration of strategic acquisitions. We have included Adjusted Net Income (Loss) Attributable to U.S. Concrete and Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share herein because they are used by investors for valuation and comparing our financial performance with the performance of other building material companies. We use Adjusted Net Income (Loss) Attributable to U.S. Concrete and Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share to monitor and compare the financial performance of our operations. Adjusted Net Income (Loss) Attributable to U.S. Concrete and Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following tables reconcile (i) Adjusted Net Income (Loss) Attributable to U.S. Concrete to the most directly comparable GAAP financial measure, which is net income (loss) attributable to U.S. Concrete and (ii) Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share to the most directly comparable GAAP financial measure, which is net income (loss) attributable to U.S. Concrete per diluted share (in millions except per share amounts). Three Months Ended March 31, 2020 2019 Adjusted Net Income (Loss) Attributable to U.S. Concrete Reconciliation Net income (loss) attributable to U.S. Concrete $ (3.1) $ (2.7) Add/Subtract: Income tax expense (benefit) (4.9) (0.7) Adjusted income (loss) before income taxes (8.0) (3.4) Add: Non-cash stock compensation expense 3.7 1.7 Add: Non-cash change in value of contingent consideration 0.3 1.0 Add: Acquisition-related costs 1.3 0.1 Add: Officer transition expenses 0.2 — Add: Loss on mixer truck fire — 0.6 Add: Purchase accounting adjustments for inventory 1.6 — Adjusted income (loss) before income taxes (0.9) — Subtract: Normalized income tax expense (benefit)(1) (0.2) — Adjusted Net Income (Loss) Attributable to U.S. Concrete $ (0.7) $ — (1) Assumes a normalized effective tax rate of 27% in all periods. 12

Three Months Ended March 31, 2020 2019 Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share Reconciliation Net income (loss) attributable to U.S. Concrete $ (0.19) $ (0.16) Add: Income tax expense (benefit) (0.30) (0.04) Adjusted income (loss) before income taxes (0.49) (0.20) Add: Impact of non-cash stock compensation expense 0.22 0.10 Add: Impact of non-cash change in value of contingent consideration 0.02 0.06 Add: Impact of acquisition-related costs 0.09 — Add: Impact of officer transition expenses 0.01 — Add: Impact of loss on mixer truck fire — 0.04 Add: Impact of purchase accounting adjustments for inventory 0.10 — Adjusted income (loss) before income taxes (0.05) — Subtract: Normalized income tax expense (benefit)(1) (0.01) — Adjusted Net Income (Loss) Attributable to U.S. Concrete per Diluted Share $ (0.04) $ — (1) Assumes a normalized effective tax rate of 27% in all periods. 13

Adjusted Free Cash Flow Adjusted Free Cash Flow is a non-GAAP financial measure. We define Adjusted Free Cash Flow as net cash provided by operating activities less purchases of property, plant and equipment plus proceeds from the disposal of businesses and property, plant and equipment, eminent domain matter and property loss claims. We consider Adjusted Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. However, Adjusted Free Cash Flow is not intended to be used as an alternative to any measure of our liquidity in accordance with GAAP. The following table reconciles Adjusted Free Cash Flow to the most directly comparable GAAP financial measure, which is net cash provided by operating activities (in millions). Three Months Ended March 31, 2020 2019 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities $ 44.0 $ 21.9 Subtract: Purchases of property, plant and equipment (7.3) (7.2) Add: Proceeds from disposals of businesses and property, plant and equipment 0.2 0.4 Adjusted Free Cash Flow $ 36.9 $ 15.1 Net Debt Net Debt is a non-GAAP financial measure. We define Net Debt as total debt, including current maturities and capital lease obligations, less cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. We use Net Debt to monitor and compare our financial position from period to period. However, Net Debt is not intended to be used as an alternative to any measure of our financial position in accordance with GAAP. The following table reconciles Net Debt to the most directly comparable GAAP financial measure, which is total debt, including current maturities and capital lease obligations (in millions). As of As of March 31, 2020 December 31, 2019 Net Debt Reconciliation Total debt, including current maturities and finance lease obligations $ 789.9 $ 687.3 Subtract: cash and cash equivalents 26.4 40.6 Net Debt $ 763.5 $ 646.7 14

Net Debt to Total Adjusted EBITDA Net Debt to Total Adjusted EBITDA is a non-GAAP financial measure. We define Net Debt to Total Adjusted EBITDA as Net Debt divided by Total Adjusted EBITDA for the applicable last twelve-month period. We define Total Adjusted EBITDA as our net income (loss), excluding the impact of income tax expense (benefit), depreciation, depletion and amortization, net interest expense and certain other non-cash, non-recurring and/or unusual, non-operating items including, but not limited to: non-cash stock compensation expense, non-cash change in value of contingent consideration, impairment of assets, acquisition-related costs, officer transition expenses, and purchase accounting adjustments for inventory. We believe that Net Debt to Total Adjusted EBITDA is useful to investors as a measure of our financial position. We use this measure to monitor and compare our financial position from period to period. However, Net Debt to Total Adjusted EBITDA is not intended to be used as an alternative to any measure of our financial position in accordance with GAAP. The following table presents our calculation of Net Debt to Total Adjusted EBITDA and the most directly comparable GAAP ratio, which is total debt to last twelve months ("LTM") net income (in millions). Twelve Months Ended March 31, 2020 Total LTM Adjusted EBITDA Reconciliation Net income $ 16.1 Add: Income tax expense 8.1 Income before income taxes 24.2 Add: Depreciation, depletion and amortization 93.8 Add: Interest expense, net 45.9 Add: Non-cash stock compensation expense 21.1 Add: Non-cash change in value of contingent consideration 2.1 Add: Acquisition-related costs 1.3 Add: Loss on mixer truck fire 0.1 Add: Litigation settlement cost 0.3 Add: Officer transition expenses 0.8 Add: Purchase accounting adjustments for inventory 1.6 Subtract: Eminent domain matter (5.3) Subtract: Hurricane-related loss recoveries, net (2.1) Total LTM Adjusted EBITDA 183.8 Net Debt $ 763.5 Total debt to LTM income 49.06x Net Debt to Total LTM Adjusted EBITDA as of March 31, 2020 4.15x Source: USCR-E Contact: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com 15